AssetMark Funds
(the “Trust”)
Registration # 811-10267
Form N-SAR
Annual Period Ended March 31, 2007

Sub-Item 77C:  Matters Submitted to a Vote of Security Holders

Results of the Meeting of the Shareholders of the AssetMark Funds

A meeting of the AssetMark Fund shareholders was held on October 16, 2006.  The matter voted on by the shareholders and the results of the vote at the shareholder meeting were as follows:

To approve a new investment advisory agreement between AssetMark Investment Services, Inc. and the Trust, on behalf of each Fund.

AssetMark Large Cap Growth Fund
  Affirmative                                                      32,721,608
  Against                                           501,749
  Abstain                                           845,800
  Total                                                      34,069,157
AssetMark Large Cap Value Fund
  Affirmative                                                      26,001,618
  Against                                           413,106
  Abstain                                           680,787
  Total                                                      27,095,511
AssetMark Small/Mid Cap Growth Fund
  Affirmative                                                      8,714,768
  Against                                           148,127
  Abstain                                           198,824
  Total                                                      9,061,719
AssetMark Small/Mid Cap Value Fund
  Affirmative                                                      6,617,103
  Against                                           106,770
  Abstain                                           152,573
  Total                                                      6,876,446
AssetMark International Equity Fund
  Affirmative                                                      24,377,107
  Against                                           358,940
  Abstain                                           621,859
  Total                                                      25,357,906
AssetMark Real Estate Securities Fund
  Affirmative                                                      2,311,793
  Against                                           30,028
  Abstain                                           64,595
  Total                                                      2,406,416
AssetMark Tax-Exempt Fixed Income Fund
  Affirmative                                                      9,938,598
  Against                                           130,995
  Abstain                                           206,149
  Total                                                      10,275,742
AssetMark Core Plus Fixed Income Fund
  Affirmative                                                      35,265,739
  Against                                           447,388
  Abstain                                           1,268,343
  Total                                                      36,981,470